UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

September 8, 2005
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3	Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 8, 2005, Griffin Land & Nurseries, Inc. (“Griffin”) received a notification from the staff of The Nasdaq Stock Market that due to Griffin’s failure to file its quarterly report on Form 10-Q for the thirteen weeks ended May 28, 2005 on a timely basis as required by Nasdaq Marketplace Rule 4310(c)(14), Griffin’s common stock is subject to potential delisting from The Nasdaq Stock Market at the opening of business on September 19, 2005. Griffin intends to request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to request a waiver of the compliance failure until Griffin files its Form 10-Q for the thirteen weeks ended May 28, 2005. Griffin intends to become current in its filing obligations as soon as possible. Griffin previously announced that it would not be able to file its Form 10-Q for the thirteen weeks ended May 28, 2005 until it completes a restatement of its previously issued consolidated financial statements for the fiscal years ended November 29, 2003 and November 27, 2004 and the thirteen weeks ended February 26, 2005. Griffin’s appeal to the Panel will automatically stay the delisting of its common stock pending the Panel’s review and determination. There can be no assurance that the Panel will grant Griffin’s request for continued listing. Griffin’s stock will remain listed on The Nasdaq National Market under the trading symbol “GRIFE” during the pendency of the Panel’s review and determination.

Section 7	Regulation FD

Item 7.01.	Regulation FD Disclosure

On September 12, 2005, Griffin issued a press release advising that it had received a notification of delisting from the staff of The Nasdaq Stock Market, Inc. Attached as Exhibit 99.1 to the report is Griffin’s September 12, 2005 press release, which is hereby incorporated by reference.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 Press release dated September 12, 2005, announcing notification from the staff of The Nasdaq Stock Market, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: September 12, 2005

NEWS FROM:		Exhibit 99.1

GRIFFIN LAND & NURSERIES, INC.	CONTACT:
Anthony Galici
Chief Financial Officer
(860) 653-4541

GRIFFIN REQUESTS NASDAQ HEARING TO ADDRESS NON-COMPLIANCE WITH FORM 10-Q FILING REQUIREMENT

NEW YORK, NEW YORK (September 12, 2005) Griffin Land & Nurseries, Inc. (Nasdaq: GRIF) (“Griffin”) today announced that it has received notice from staff of The Nasdaq Stock Market, Inc. that due to Griffin’s failure to file its quarterly report on Form 10-Q for the thirteen weeks ended May 28, 2005 on a timely basis as required by Nasdaq Marketplace Rule 4310 (c)(14), Griffin’s common stock is subject to potential delisting from The Nasdaq Stock Market at the opening of business on September 19, 2005. Griffin will request a hearing before a Nasdaq Listings Qualifications Panel (the “Panel”) and at the hearing will request a waiver of the compliance failure until Griffin files its Form 10-Q for the thirteen weeks ended May 28, 2005. Griffin intends to become current in its filing obligations as soon as possible. Griffin previously announced that it would not be able to file its Form 10-Q for the thirteen weeks ended May 28, 2005 until it completes a restatement of its previously issued consolidated financial statements for the fiscal years ended November 29, 2003 and November 27, 2004 and the thirteen weeks ended February 26, 2005. Griffin’s appeal to the Panel will automatically stay the delisting of the Company’s common stock pending the Panel’s review and determination. Griffin’s common stock will remain listed on The Nasdaq National Market under the trading symbol “GRIFE” during the pendency of the Panel’s review and determination.

Griffin operates a real estate business under its Griffin Land division and a landscape nursery business, Imperial Nurseries, Inc.

Forward-Looking Statements:
This Press Release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.